Exhibit 99.3

P R O X Y

FOR THE extraordinary general meeting OF
TKK Symphony Acquisition Corporation

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Sing Wang and Ian Lee (together, the “Proxies”), and each of them independently, with full power of substitution, as proxies to vote all of the ordinary shares of TKK Symphony Acquisition Corporation (the “Company”) that the undersigned is entitled to vote (the “Shares”) at the extra ordinary meeting in lieu of the 2019 annual general meeting of the Company (the “Meeting”) to be held on December 23, 2019 at 10:00 a.m. EST, and at any adjournments thereof. Such Shares shall be voted as indicated with respect to the proposals listed below and in the Proxies’ discretion on such other matters as may properly come before the Meeting or any adjournment thereof.

The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS BELOW, THIS PROXY WILL BE VOTED “FOR” ALL PROPOSALS. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

Please mark vote as indicated in this example ☐	TKK SYMPHONY ACQUISITION CORPORATION — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4, 5, 6, 7 and 8

(1) Proposal 1: The Business Combination Proposal — to consider and vote upon a proposal to approve the Business Combination, which includes the approval and adoption of the Share Exchange Agreement, dated as of September 6, 2019, as it may be amended, by and among the Company, TKK Symphony Sponsor 1, Glory Star New Media Group Limited (“Glory Star”), Glory Star New Media (Beijing) Technology Co., Ltd.; Xing Cui Can International Media (Beijing) Co., Ltd.; Horgos Glory Star Media Co., Ltd. and each of the shareholders of the Glory Star named on Annex I thereto, and the transactions contemplated thereby.

	FOR ☐	AGAINST ☐	ABSTAIN ☐	(6) Proposal 6 — to consider and vote upon a proposal to approve the issuance of more than 20% of the Company’s issued and outstanding ordinary shares.	FOR ☐	AGAINST ☐	ABSTAIN ☐
				(7) Proposal 7 — to consider and vote upon a proposal to approve and adopt the Glory Star New Media Group Holdings Limited 2019 Equity Incentive Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Shareholder Certification — I hereby certify that I am not acting in concert, or as a “group” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), with any other shareholder with respect to the ordinary shares of the Company owned by me in connection with the proposed Business Combination between the Company and Glory Star.

SHAREHOLDER CERTIFICATION ☐

(8) Proposal 8 — The Adjournment Proposal — to consider and vote upon a proposal to adjourn the meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the meeting, there are not sufficient votes to approve one or more proposals presented to shareholders for vote.

					FOR ☐	AGAINST ☐	ABSTAIN ☐
(2) Proposal 2 — to consider and vote upon a proposal to amend the existing memorandum and articles of association to change the Company’s name to “Glory Star New Media Group Holdings Limited”.	FOR ☐	AGAINST ☐	ABSTAIN ☐

(3) Proposal 3 — to consider and vote upon a proposal to amend the existing memorandum and articles of association to change or remove certain provisions related to the Company’s status as a blank check company.

	FOR ☐	AGAINST ☐	ABSTAIN ☐
(4) Proposal 4 — to consider and vote upon a proposal to approve the proposed amended and restated memorandum and articles of association to make certain non-substantive changes.	FOR ☐	AGAINST ☐	ABSTAIN ☐

 (5) Proposal 5 — The Director Election

Proposal — to consider and vote upon a proposal to elect the following three directors to serve on the Company’s board of directors upon consummation of the Business Combination:

	ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT ☐
1. James Heimowitz 2. Stephen Markscheid 3. Zhe Zhang	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below: ______________________
Dated: ________, 2019

(Signature)

(Signature if held Jointly)

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

The shares represented by the proxy, when properly executed, will be voted in the manner directed herein by the above signed shareholder(s). If no direction is made, this proxy will be voted FOR each of proposals 1, 2, 3, 4, 5, 6, 7 and 8. If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion.